Stock Incentive Plans	9 Months Ended	12 Months Ended
	Nov. 03, 2018	Feb. 03, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Incentive Plans

11. Stock Incentive Plans

On June 13, 2018, the Company’s Board of Directors adopted, and its stockholders approved, the 2018 Incentive Award Plan (the “2018 Plan”). The 2018 Plan provides for the grant of stock options, restricted stock, dividend equivalents, stock payments, restricted stock units, performance shares, other incentive awards, stock appreciation rights, and cash awards. Prior to the adoption of the 2018 Plan, the Company granted stock-based compensation to employees and non-employee directors, respectively, under the 2011 Plan and the 2012 Director Plan. No further grants will be made under 2011 Plan or the 2012 Director Plan.

The 2018 Plan authorizes the issuance of 13,148,058 shares, including 985,369 shares that were reserved but not issued under the 2011 Plan and the 2012 Director Plan. If an award under the 2018 Plan, 2011 Plan or 2012 Director Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2018 Plan. Additionally, shares tendered or withheld to satisfy grant or exercise price, or tax withholding obligations associated with an award under the 2018 Plan, the 2011 Plan or the 2012 Director Plan will be added to the shares authorized for grant under the 2018 Plan. The following shares may not be used again for grant under the 2018 Plan: (1) shares subject to a stock appreciation right, that are not issued in connection with the stock settlement of the SAR on its exercise and (2) shares purchased on the open market with the cash proceeds from the exercise of options under the 2018 Plan, 2011 Plan or 2012 Director Plan.

The following table summarizes the Company’s stock award activity during the thirty-nine weeks ended November 3, 2018 (shares in thousands):

	Stock Options		Restricted Stock			Restricted Stock Units
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Grant Date Fair Value		Shares	Weighted Average Grant Date Fair Value
Outstanding, February 3, 2018	8,981	$4.00	—	$		—	$
Granted	2,791	16.39	2,960		22.04	13		27.85
Exercised/vested	(4,602)	2.90	(1,954)		22.00	—		—
Forfeited/canceled	(364)	6.10	(3)		22.00	—		—

Outstanding, November 3, 2018	6,806	$9.71	1,003		$22.13	13		$27.85

Stock-based compensation expense was $2.6 million and $1.9 million for the thirteen weeks ended November 3, 2018 and October 28, 2017, respectively. Stock-based compensation expense was $54.7 million and $7.6 million for the thirty-nine weeks ended November 3, 2018 and October 28, 2017, respectively.

In connection with the IPO, the Board of Directors granted the following new awards to certain employees under the 2018 Plan, subject to vesting: stock options to purchase 2,510 shares of common stock, with an exercise price of $17.00 and restricted stock in the amount of 2,943 shares with a grant date fair value of $22.00, equivalent to the closing price of the first day of trading.

Treasury Shares Acquired on Restricted Stock Awards

Upon the vesting of 1,954 restricted stock awards, 782 shares in this year’s thirty-nine weeks ended November 3, 2018 were reacquired to satisfy employees’ tax withholding obligations. These reacquired shares were recorded as $19.1 million of treasury stock and accordingly, reduced the number of common shares outstanding by 782 shares.

11. Stock Incentive Plans

The Company grants stock-based compensation to employees and non-employee directors, respectively, under the Fourth Amended and Restated 2011 Stock Option Plan of Beacon Holding Inc. (as further amended) (“2011 Plan”), and the 2012 Director Stock Option Plan of Beacon Holding Inc. (as further amended) (“2012 Director Plan”), which as of February 3, 2018 authorizes stock awards to be granted for up to 12,068,364 shares and 350,000, respectively. As of February 3, 2018, there were 326,669 and 276,500 shares available for future grant under the 2011 Plan and the 2012 Director Plan, respectively. All grants of equity awards under the 2011 Plan and 2012 Director Plan are conditioned on the recipient executing the MSA.

The MSA also gives the employee stockholders the ability to put vested options back to the Company at fair value upon death or disability while actively employed. These awards have been classified in the consolidated balance sheet as contingently redeemable common stock and have been presented outside of stockholders’ equity. See Note 10.

Stock option awards are generally granted with 60% of the awarded options vesting over a requisite service period ranging from three to five years and 40% of the awarded options vesting upon achieving pre-determined annual EBITDA targets. The awards contain a vesting catch-up provision on the performance-based portion if cumulative EBITDA targets are achieved. All options have a contractual term of ten years. The Company recognized $2.3 million ($1.4 million post-tax), $11.8 million ($7.1 million post-tax) and $9.1 million ($5.4 million post-tax) of total stock-based compensation for 2015, 2016 and 2017, respectively. As of February 3, 2018, there was approximately $4.0 million of unrecognized compensation cost, which is expected to be recognized over the next three years.

On March 24, 2016, the Company amended the EBITDA targets on options granted prior to August 31, 2015 to make the performance targets more achievable. In addition, performance based awards that remained unvested due to not achieving EBITDA targets in prior fiscal years would vest upon achieving the new targets. The Company accounted for the modification as an improbable to probable award modification and calculated the total fair value of the modified awards to be $9.0 million, of which $7.2 million was recognized in 2016 and $1.8 million was recognized in 2017.

Presented below is a summary of stock option activity and weighted-average exercise prices for year ended February 3, 2018 (options in thousands):

	Number of securities to be issued upon exercise of outstanding options	Weighted- average exercise price	Weighted-average remaining contractual life (in years)
Outstanding, beginning of period	10,430	$4.50
Granted	350	$7.00
Exercised	(1,491)	$2.67
Forfeited	(308)	$4.20

Outstanding, end of period	8,981	$4.00	6.0

Vested and expected to vest, end of period	8,981	$4.00	6.0

Exercisable, end of period	6,965	$3.48	5.4

The total intrinsic value of options exercised in 2015, 2016 and 2017 was $3.5 million, $1.2 million and $7.6 million, respectively. As of February 3, 2018, the total intrinsic value of options vested and expected to vest was $53.9 million. The Company received a tax benefit related to these option exercises of approximately $1.4 million, $0.5 million and $3.1 million in 2015, 2016 and 2017, respectively.

The fair value of the options was estimated using the Black-Scholes option pricing model with the following weighted-average assumptions (no dividends were expected):

	Fiscal Year Ended January 30, 2016	Fiscal Year Ended January 28, 2017	Fiscal Year Ended February 3, 2018
Risk-free interest rate range	1.50% -1.76%	1.35% -1.98%	1.40% -1.40%
Expected volatility factor	35.0%	35.0%	35.0%
Weighted-average expected option life (yrs.)	5.0	6.0	5.7
Weighted-average grant-date fair value	$1.95	$4.40	$2.51

The Company historically has been a private company and lacks certain company-specific historical and implied volatility information. Expected volatility was determined based on the historical and implied volatilities of comparable public companies. The risk-free interest rate was based on United States Treasury yields in effect at the time of the grant for notes with terms comparable to the awards. The expected option life represents an estimate of the period of time options are expected to remain outstanding based upon an average of the vesting and contractual terms of the options. Forfeitures are recorded as incurred.